MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated May 22, 2026

to the Prospectus dated April 30, 2026, as supplemented

For all existing and prospective shareholders of the Matthews Asia Growth Fund – Institutional Class (MIAPX) and Investor Class (MPACX):

THIS SUPPLEMENT CONTAINS A CHANGE TO THE PREVIOUSLY ANNOUNCED TIMELINE FOR THE REORGANIZATION OF THE MATTHEWS ASIA GROWTH FUND.

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements pertaining to the Reorganization (as defined below). It should be retained and read in conjunction with the Prospectus and any previous supplements.

As previously announced in a prospectus supplement filed on February 27, 2026, at a meeting held on February 25-26, 2026, the Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust”) approved the tax-free reorganization (the “Reorganization”) of the Matthews Asia Growth Fund, a series of the Trust (the “Target Fund”), into the Matthews Asia Innovators Fund, a series of the Trust (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), and also approved calling a special meeting of the shareholders of the Target Fund to consider and vote on the proposed Reorganization.

Matthews International Capital Management, LLC, the investment adviser to the Funds, has determined a new timeline for the Reorganization. The special meeting of shareholders is now expected to occur in July 2026. If the Target Fund’s shareholders approve the Reorganization at the special meeting, the Reorganization is expected to close in the third quarter of 2026. If shareholder approval is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In connection with the Reorganization, effective as of the close of business on June 30, 2026, shares of the Target Fund are no longer being offered to new shareholders, and shareholders holding shares of any other series of the Trust are not able to exchange their shares for shares of the Target Fund.

If you do not want to participate in the Reorganization, you may redeem your shares of the Target Fund until the last business day before the closing of the Reorganization if it is approved by shareholders at the special meeting. Redemption requests received after that time will be treated as redemption requests for shares of the Acquiring Fund received in connection with the Reorganization.

In connection with the Reorganization, a registration statement on Form N-14 has been filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the proxy statement/prospectus it contains will not be distributed to Target Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.

Please retain this Supplement for future reference.

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